UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) July 17, 2002

                    SALOMON SMITH BARNEY HOLDINGS INC.
          (Exact name of registrant as specified in its charter)
---------------------------------------------------------------------------


        New York                  1-4346             11-2418067
     (State or other           (Commission         (IRS Employer
      jurisdiction             File Number)     Identification No.)
    of incorporation)


                 388 Greenwich Street, New York, NY 10013
---------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                              (212) 816-6000
---------------------------------------------------------------------------
           (Registrant's telephone number, including area code)

                    SALOMON SMITH BARNEY HOLDINGS INC.
                        Current Report on Form 8-K


Item 5.  Other Events


Results of Operations

(Unaudited)

This report summarizes the results of operations of Salomon Smith Barney Holdings Inc. for the three- and six-month periods ended June 30, 2002 and 2001 and provides certain additional financial information.

                SALOMON SMITH BARNEY HOLDINGS INC.
                     SELECTED FINANCIAL DATA
                  (Unaudited, dollars in millions)


                                                                     June 30,
                                                              ------------------

                                                                  2002      2001
                                                                  ----      ----
Total stockholder's equity                                    $ 12,381  $ 12,141
Total assets under fee-based management                       $457,100  $474,200

                                                   Three               Six
                                               Months Ended        Months Ended
                                                  June 30,           June 30,
                                             ----------------- -----------------
                                                 2002    2001     2002      2001
                                                 ----    ----     ----      ----
Revenues:
   Commissions                                 $1,003  $  921   $1,958    $1,934
   Investment banking                             958   1,010    1,874     2,118
   Asset management and administration fees       853     816    1,684     1,657
   Principal transactions                          56     581      663     1,733
   Other                                          181      86      268       303
                                               ------  ------   ------    ------

      Total noninterest revenues                3,051   3,414   6,447      7,745
                                               ------  ------   ------    ------
   Interest and dividends                       2,483   3,956   4,714      8,058
   Interest expense                             1,702   3,426   3,255      7,127
                                               ------  ------   ------    ------
      Net interest and dividends                  781     530   1,459        931
                                               ------  ------   ------    ------

      Revenues, net of interest expense         3,832   3,944    7,906     8,676
                                               ------  ------   ------    ------
Noninterest expenses:
   Compensation and benefits                    2,100   2,075    4,357     4,565
   Floor brokerage and other production           182     163      326       366
   Communications                                 162     167      314       337
   Occupancy and equipment                        139     157      266       320
   Advertising and market development              77      86      146       204
   Professional services                           69      65      122       167
   Other operating and administrative expenses    114      53      184       280
   Restructuring charge                             -      42        -       112
                                               ------  ------   ------    ------
      Total noninterest expenses                2,843   2,808    5,715     6,351
                                               ------  ------   ------    ------
Income before income taxes and cumulative
  effect of changes in accounting principles      989   1,136    2,191     2,325

Provision for income taxes                        370     402      819       824
                                               ------  ------   ------    ------

Income before cumulative effect of
changes in accounting principles                  619     734    1,372     1,501
                                               ------  ------   ------    ------

Cumulative effect of changes in accounting
  principles (net of tax benefit of $16
  and $1, respectively)                             -       -      (24)      (1)
                                               ------  ------   ------    ------
Net income                                     $  619  $  734   $1,348    $1,500
                                               ======  ======   ======    ======

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 18, 2002       SALOMON SMITH BARNEY HOLDINGS INC.


                              By: /s/Michael J. Day
                                  ------------------------
                                        Michael J. Day
                                        Controller